                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                ---------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported) November 18, 1996

                       AT&T Universal Card Funding Corp.
              (Originator of the AT&T Universal Card Master Trust)
                        AT&T Universal Card Master Trust
                    (Issuer of the Asset Backed Certificates)
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Delaware                                   33-93806                                 59-3325080
--------------------                      --------------------                       -----------------
(State or Other                             (Commission File                            (IRS Employer
Jurisdiction of                                  Number)                               Identification
Incorporation)                                                                             Number)


5201 Amelia Earhart Drive, Suite 1001
          Salt Lake City, Utah                                                               84116
--------------------------------------                                                     ---------
(Address of Principal Executive Office)                                                    (Zip Code)


Registrant's telephone number, including area code (801) 578-0619


                                     N/A
--------------------------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)
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INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4.                Not Applicable

Item 5. The Certificateholder Statements for the month ending October 31, 1996 for the AT&T Universal Card Master Trust Series 1995-1, Series 1995-2, Series 1995-3, Series 1996-1, Series 1996-2, and Series 1996-3 Certificates were distributed on November 18, 1996.

Item 6.                   Not Applicable.

Item 7.                   Exhibits.

         The following are filed as Exhibits to this Report under Exhibits 20.1, 20.2, 20.3, 20.4, 20.5, and 20.6.

         Exhibit 20.1 Monthly Servicing Report dated November 18, 1996 with respect to the AT&T Universal Card Master Trust Series 1995-1.

         Exhibit 20.2 Monthly Servicing Report dated November 18, 1996 with respect to the AT&T Universal Card Master Trust Series 1995-2.

         Exhibit 20.3 Monthly Servicing Report dated November 18, 1996 with respect to the AT&T Universal Card Master Trust Series 1995-3.

         Exhibit 20.4 Monthly Servicing Report dated November 18, 1996 with respect to the AT&T Universal Card Master Trust Series 1996-1.

         Exhibit 20.5 Monthly Servicing Report dated November 18, 1996 with respect to the AT&T Universal Card Master Trust Series 1996-2.





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         Exhibit 20.6               Monthly Servicing Report dated
                                    November 18, 1996 with respect to the
                                    AT&T Universal Master Trust
                                    Series 1996-3.


                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AT&T UNIVERSAL FUNDING CORP.



                                   By:    /s/ Robert A. Miller
                                       -----------------------------
                                      Name:   Robert A. Miller
                                      Title:  Assistant Treasurer




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                                EXHIBIT INDEX


Exhibit                    Description                                        Page
-------                    -----------                                        ----
20.1                       Monthly Servicing Report dated
                           November 18, 1996 with respect to the
                           AT&T Universal Card Master Trust
                           Series 1995-1.

20.2                       Monthly Servicing Report dated
                           November 18, 1996 with respect to the
                           AT&T Universal Card Master Trust
                           Series 1995-2.

20.3                       Monthly Servicing Report dated
                           November 18, 1996 with respect to the
                           AT&T Universal Card Master Trust
                           Series 1995-3.

20.4                       Monthly Servicing Report dated
                           November 18, 1996 with respect to the
                           AT&T Universal Card Master Trust
                           Series 1996-1.

20.5                       Monthly Servicing Report dated
                           November 18, 1996 with respect to the
                           AT&T Universal Card Master Trust
                           Series 1996-2.

20.6                       Monthly Servicing Report dated
                           November 18, 1996 with respect to the
                           AT&T Universal Card Master Trust
                           Series 1996-3.